Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER OF
FIRST FORTIS LIFE INSURANCE COMPANY
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
§ 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of First Fortis Life Insurance Company (the “Company”) on Form 10-K for the period ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ranell Jacobson, Treasurer (Chief Financial Officer) of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 29, 2005

/s/ Ranell Jacobson

Ranell Jacobson
Treasurer
(Chief Financial Officer)